STARBOARD INVESTMENT TRUST

Cavalier Growth Opportunities Fund

Supplement to the Summary Prospectus

June 7, 2019
This supplement to the Summary Prospectus, dated December 20, 2018, for the Cavalier Growth Opportunities Fund (the “Fund”), a series of the Starboard Investment Trust (the “Trust”), updates the information described below.  For further information, please contact the Fund toll-free at 1-800-773-3863.  You may obtain additional copies of the Prospectus, Summary Prospectus, and Statement of Additional Information, free of charge, by writing to the Fund at Post Office Box 4365, Rocky Mount, North Carolina 27803 or calling the Fund toll-free at the number above.
In the “Principal Investment Strategies” on page 3 of the Summary Prospectus the following new paragraph is added immediately before the final paragraph:
The Sub-Advisor may also hedge the Fund’s equity exposure by using puts. The Fund may invest in long-term put options (referred to as paying a premium) that give the Fund the right to sell a put option’s underlying security or index at a set (strike) price or to sell the long-term put on an option exchange. The put strategy is executed using exchange-traded put options on the S&P 500 Index (or on ETFs that track S&P 500 Index) to hedge the portfolio. The put strategy seeks to limit downside loss. Generally, S&P 500 Index put options have an inverse relationship to the S&P 500 Index.
The following risk is added to “Principal Risks of Investing in the Fund” in the Summary Prospectus:
Put Options Risk. There are risks associated with the purchase of put options. As the buyer of a put option, the Fund risks losing the entire premium invested in the option if the Fund does not exercise the option. Purchased put options may expire worthless and may have imperfect correlation to the value of the Fund’s investments.
Investors Should Retain This Supplement for Future Reference